                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 20, 1996
                                                 ------------------

                                 CD RADIO INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                   0-24710                             52-1700207
         ------------------------         --------------------------------
         (Commission File Number)         (IRS Employer Identification No.)


Sixth Floor, 1001 22nd Street, N.W.
Washington, D.C.                                                      20037
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (202) 296-6192
                                                    --------------



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




                               Page 1 of 7 Pages
                            Exhibit Index on Page 4
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ITEM 5.   OTHER EVENTS

         During September 1996, warrants were exercised for the purchase of 752,631 shares of the Company's common stock. In connection with these exercises, the Company received cash in the amount of $4,353,288.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Unaudited Consolidated Financial Statements for CD Radio Inc. and Subsidiary (A Development Stage Enterprise) including:

                 Unaudited Consolidated Balance Sheet as of August 31, 1996

                 Unaudited Consolidated Statement of Operations for the eight months ended August 31, 1996

                 Notes to Unaudited Financial Statements





                               Page 2 of 7 Pages
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CD RADIO INC.



Date      October 1, 1996                 By /s/ David Margolese
                                            ------------------------------------
                                                David Margolese
                                                Chairman of the Board and Chief
                                                Executive Officer





                               Page 3 of 7 Pages
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                                 Exhibit Index

Exhibit
Number           Exhibit                                                                  Page
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
99               Unaudited Consolidated Financial Statements for CD Radio                    5
                 Inc. and Subsidiary (A Development Stage Enterprise)





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